UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2006
Adams Respiratory Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4 Mill Ridge Lane, Chester, New Jersey		07930

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
          On October 19, 2006, one or more officers of Adams Respiratory Therapeutics, Inc. will make a slide presentation to potential investors and investment analysts. The slide presentation contains, among other things, forward-looking information about Adams Respiratory Therapeutics, Inc. and its subsidiaries and business. The slides that Adams Respiratory Therapeutics, Inc. will use in this presentation are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.
          Certain statements in the slide presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management’s expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of Adams Respiratory Therapeutics, Inc. to differ materially from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the continued success of the Mucinex brand products; the successful commercialization of Delsym, Humibid, and Children’s Mucinex; leverage of the Mucinex brand name to increase market share; Adams’ ability to increase consumer awareness and expand professional endorsement of its products; the severity of the cough and cold season; and other risk factors set forth under Item 1A. Risk Factors in Adams’ Annual Report on Form 10-K for the fiscal year ended June 30, 2006.
          The information furnished under Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
Number	Description
99.1	Slides to be presented on October 19, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC. (Registrant)
October 19, 2006	By:	/s/ Walter E. Riehemann
Walter E. Riehemann
Executive Vice President, Chief Legal and Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Slides to be presented on October 19, 2006.